Supplement to MainSail Prospectus
                          Supplement dated May 1, 2002
                         to Prospectus dated May 1, 1998


The  disclosure  set forth  below  replaces  the  information  under the heading
"Summary  of  Contract   Expenses"   found  in  the  prospectus  and  any  prior
supplements.
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                     SAFECO SEPARATE ACCOUNT C EXPENSE TABLE
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OWNER TRANSACTION EXPENSES (See Note 2)
Contingent Deferred Sales Charge (as a percentage of the amount withdrawn)
     No charge for first 10% of contract value withdrawn in a contract year. Thereafter, the charge is:
                   year 1.........7%                year 4..........4%                  year 7+.........0%
                   year 2.........6%                year 5..........3%
                   year 3.........5%                year 6..........2%

Withdrawal Charge
     No charge for first withdrawal in a contract year; thereafter, the charge is $25 per withdrawal.

Transfer Charge
     No charge for first 12 transfers in a contract year; thereafter, the charge is $10 per transfer.

ANNUAL ADMINISTRATION MAINTENANCE CHARGE
     $30 per contract per contract year.
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SEPARATE ACCOUNT ANNUAL EXPENSES                                      Mortality and Expense Risk Charge.....................  1.25%
(as a percentage of average account value)
                                                                      Asset Related Administration Charge...................  0.15%
                                                                                                                              -----

                                                                      Total Separate Account Annual Expenses................  1.40%
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PORTFOLIO FEE WAIVERS AND EXPENSE REIMBURSEMENTS
In some cases, the fund advisers or other parties agree to waive or reimburse all or a portion of the portfolio expenses. For those portfolios where such an agreement exists, the expenses absent waiver or reimbursement would have been higher. In cases where this waiver or reimbursement is voluntary, the expense information in the table below has been restated to reflect what the fees would have been without the voluntary waiver or reimbursement. Please see the individual portfolio prospectuses for more detailed information about portfolio expenses.

In addition, we have Fund Participation Agreements with each of the non-SAFECO fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, SAFECO Life may receive an asset based administrative fee from the fund's adviser or distributor that is not deducted from the portfolio's assets.
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PORTFOLIO EXPENSES                                                           Management              Other             Total Annual
(as a percentage of average net assets)                                         Fees               Expenses              Expenses
                                                                                 (after any reimbursement and waiver agreement)
------------------------------------------------------------------------ ----------------------------------------------------------

     SAFECO RST Equity Portfolio                                                 0.74%                0.04%                 0.78%
     SAFECO RST Growth Opportunities Portfolio                                   0.74%                0.04%                 0.78%
     SAFECO RST Northwest Portfolio                                              0.74%                0.07%                 0.81%
     SAFECO RST Bond Portfolio                                                   0.74%                0.08%                 0.82%
     SAFECO RST Money Market Portfolio                                           0.65%                0.13%                 0.78%

     Federated High Income Bond Fund II (a)                                      0.60%                0.16%                 0.76%
     Federated Utility Fund II (a)                                               0.75%                0.17%                 0.92%

     ING VP Emerging Markets Fund                                                0.85%                1.00%                 1.85%
     ING VP Natural Resources Trust                                              1.00%                0.35%                 1.35%

     American Century VP Balanced                                                0.90%                0.00%                 0.90%
     American Century VP International                                           1.26%                0.00%                 1.26%

     Wanger U.S. Smaller Companies                                               0.94%                0.05%                 0.99%
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(a)  Expenses absent waiver or reimbursement would have been 1.01% for the
     Federated High Income Bond Fund II and 1.17% for the Federated Utility Fund
     II.

The above portfolio expenses were provided by the portfolios. We have not independently verified the accuracy of the information.

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Explanation of Expense Table
1. The purpose of the Expense Table is to show the various expenses you will incur directly and indirectly by investing in the contract. The Expense Table reflects expenses of the Separate Account as well as the portfolios. Changes to the portfolio expenses affect the results of the expense Examples in your prospectus and any previous supplements. Although we have chosen not to update the Examples here, they still generally show how expenses and charges affect your contract value.

2. There are situations where all or some of the owner transaction expenses do not apply. See "Deductions Under the Contracts" for a complete discussion.